UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2013

PARKWAY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, Suite 2400, 390 North Orange Avenue, Orlando FL	32801
(Address of Principal Executive Offices, including zip code)	(Zip code)

Registrant’s telephone number, including area code: (407) 650-0593

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on September 4, 2013, Parkway Properties, Inc., a Maryland corporation (“Parkway”), Parkway Properties LP, a Delaware limited partnership, PKY Masters LP, a Delaware limited partnership and a wholly owned subsidiary of Parkway LP, Thomas Properties Group, Inc., a Delaware corporation (“TPGI”), and Thomas Properties Group, L.P., a Maryland limited partnership, entered into a definitive Agreement and Plan of Merger, pursuant to which TPGI would merge with Parkway (the “Merger”).

Recently, TPGI announced that Statoil Gulf Services L.L.C., the U.S. upstream wholly-owned subsidiary of the Norwegian energy company Statoil ASA, entered into a long-term lease with TPGI for 581,000 square feet at CityWestPlace in Houston’s Westchase District for use as its North American headquarters. Beginning with initial occupancy in mid-2015, Statoil will over time occupy the entirety of CityWestPlace Building 2, comprising 431,000 square feet, as well as extend its existing lease for 150,000 square feet in CityWestPlace Building 4.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed Merger, Parkway has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of Parkway and TPGI that also constitutes a prospectus of Parkway. Parkway and TPGI also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the preliminary joint proxy statement/prospectus and other relevant documents filed by Parkway and TPGI with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Parkway with the SEC will be available free of charge on Parkway’s website at www.pky.com or by contacting Parkway Investor Relations at (407) 650-0593. Copies of the documents filed by Thomas Properties with the SEC will be available free of charge on TPGI’s website at www.tpgre.com or by contacting TPGI Investor Relations at (213) 613-1900.

Parkway and TPGI and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Parkway’s executive officers and directors in Parkway’s definitive proxy statement filed with the SEC on April 4, 2013. You can find information about TPGI’s executive officers and directors in TPGI’s definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and may be included in other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Parkway or TPGI using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2013	PARKWAY PROPERTIES, INC.

	BY:	/s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel